RAMP SERIES 2002-RS6 TRUST


        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-RS6



                           $751,100,000 (APPROXIMATE)

                               Subject to Revision


                   November 12, 2002 - Computational Materials




                                (GRAPHIC OMITTED)
                              GMAC RFC SECURITIES


   Any transactions in the certificates will be effected through Residential Funding Securities Corporation.





________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $751,100,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS6 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS6



                               NOVEMBER 12, 2002




EXPECTED TIMING:      Pricing Date:       On or about November 15, 2002
                      Settlement Date:    On or about November 26, 2002
                      First Payment       December 26, 2002
                      Date:


STRUCTURE:            Group I:            $530.2 million surety structure
                      Group II:           $220.9 million surety structure
                      Rating Agencies:    Moody's and Standard & Poor's


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                      STRUCTURAL SUMMARY
                       NOVEMBER 12, 2002
                  RAMP SERIES 2002-RS6 TRUST
                  $751,100,000 (APPROXIMATE)
                      SUBJECT TO REVISION
CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3)


-------- ---------- ----------- ---------- ----------- ------------- -------------- ---------------- ------------- ------------
                      RATINGS      BOND      PAYMENT      INTEREST   WA LIFE (YRS.)    PMT. WINDOW     EXP. MAT.       FINAL
                                              DELAY       ACCRUAL                        (MOS.)                      SCHEDULED
 CLASS   AMOUNT         (S&P       TYPE       (DAYS)       BASIS      TO CALL / TO   TO CALL / # OF   TO CALL / TO   MATURITY
            ($)      /MOODY'S)                                            MAT.            MOS.            MAT.
-------- ---------- ----------- ---------- ----------- ------------- -------------- ---------------- ------------- ------------
A-I-1    $74,500,000 AAA / Aaa   Floating       0       Actual/360    0.90 / 0.90     1 - 20 / 20    7/04 / 7/04    December
                                    (4)                                                                               2019
A-I-2    26,500,000  AAA / Aaa   Fixed (7)      24        30/360      2.00 / 2.00     20 - 28 / 9    3/05 / 3/05    November
                                                                                                                      2023
A-I-3    40,400,000  AAA / Aaa   Fixed (7)      24        30/360      3.00 / 3.00    28 - 45 / 18    8/06 / 8/06     January
                                                                                                                      2028
A-I-4    40,200,000  AAA / Aaa   Fixed (8)      24        30/360      5.00 / 5.00    45 - 81 / 37    8/09 / 8/09    February
                                                                                                                      2031
A-I-5    25,630,000  AAA / Aaa  Fixed (6,8)     24         30/360    8.35 / 10.69    81 - 103 / 23    6/11 / 4/21   November
                                                                                                                      2032
A-I-6    23,000,000  AAA / Aaa    Fixed -       24         30/360     6.43 / 6.56    37 - 103 / 67    6/11 / 1/21   November
                                  NAS (8)                                                                             2032
A-I-7    300,000,000 AAA / Aaa  Fixed (6,8)     24         30/360     3.49 / 3.77    1 - 103 / 103    6/11 / 4/21   November
(9)                                                                                                                   2032
A-I- IO   Notional   AAA / Aaa     Fixed        24         30/360      1.06 / 1.06     1 - 29 / 29    4/05 / 4/05  April 2005
A-II     220,870,000 AAA / Aaa   Floating       0        Actual/360    3.00 / 3.25     1 - 95 / 95    10/10 / 3/20  November
                                   (5,6)                                                                              2032
TOTAL    $751,100,000

-------- ---------- ----------- ---------- ----------- ------------- -------------- ---------------- ------------- ------------

(1)     Class sizes subject to a 10% variance.

(2)     Pricing Prepayment Speed Assumption:

          Fixed Rate Mortgage Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)

          Adjustable Rate Mortgage Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% clean-up call of the related Loan Group and (ii) to the maturity of the related Loan Group.

(4) The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the Group I Loans, adjusted for the interest payable to the Class A-I-IO Certificates from December 2002 through April 2005.

(5) The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap and (iii) 14.00% per annum.

(6) If the 10% clean-up call for Loan Group I is not exercised, the coupons on the Class A-I-5 and Class A-I-7 Certificates will increase by 0.50% per annum on the second distribution date after the first possible call date. Likewise, if the 10% clean-up call for Loan Group II is not exercised, the margin on the Class A-II Certificates will double on the second distribution date after the first possible call date.

(7) The pass-through rate on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.

(8) From December 2002 through April 2005, the pass-through rate on the Class A-I-4, Class A-I-5, Class A-I-6, and Class A-I-7 Certificates will be equal to the lesser of the related fixed rate per annum and the weighted average of the net mortgage rates of the Group I Loans, adjusted for the interest payable on the Class A-I-IO Certificates. Thereafter, the pass-through rate on the Class A-I-4, Class A-I-5, Class A-I-6, and Class A-I-7 Certificates will be equal to the related fixed rate per annum.

(9)  The Class A-I-7 Certificates are not available due to reverse inquiry.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



ISSUER: RAMP Series 2002-RS6 Trust.

CERTIFICATES:  The Class A-I-1 through Class A-I-7  Certificates,  and the Class
     A-I-IO Certificates (together, the "Class A-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

     The Class A-II Certificates are backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

UNDERWRITERS:   J.P.  Morgan   Securities  Inc.,   Credit  Suisse  First  Boston
     Corporation and GMAC RFC Securities.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP").

MASTER  SERVICER:   Residential  Funding  Corporation  (the  "Seller",   "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 94.21% of the Group I Loans and approximately 89.38% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

TRUSTEE: JPMorgan Chase Bank

PREPAYMENT  ASSUMPTION:  Group I - 23% HEP (2.3% CPR in month 1, building to 23%
     CPR by month 10, and remaining constant at 23% CPR thereafter).

     Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

CUT-OFF DATE: The information presented is based upon the Cut-off Date of November 1, 2002. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.

DISTRIBUTION DATES: 25th of each month (or the next business day if such day is not a business day) commencing in December 2002.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: All of the Class A Certificates are expected to be ERISA-eligible.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX STATUS:                  One or more REMIC elections.



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



OPTIONAL CALL: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group (the "Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

CREDIT ENHANCEMENT: A. AMBAC WRAP ("THE POLICY"). Ambac will guarantee: (a) interest on each class of the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization and
     (c) the payment of principal on the Class A Certificates (except for the Class A-I-IO Certificates) by no later than the November 2032 distribution date. The Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, basis risk shortfalls, or any deferred interest with respect to the loans with a negative amortization feature.

     B. OVERCOLLATERALIZATION ("OC")

                                                GROUP I           GROUP II
      INITIAL (%ORIG.)                          0.00%              0.00%
      OC TARGET (% ORIG.)                      [0.50%]            [6.00%]
      STEPDOWN OC TARGET (% CURRENT)             N/A           [12.00%] (1)
      OC FLOOR (% ORIG.)                        0.50%              0.50%
      OC HOLIDAY                              [6 months]        [6 months]


(1)  Subject to certain trigger events as specified in the underlying documents.

     C.   CROSS-COLLATERALIZATION.       The      trust       provides       for
          cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

     D. EXCESS SPREAD o Group I: Initially equal to approximately 174 bps per annum (before losses) and is expected to be available to build OC starting on the June 2003 Distribution Date. o Group II: Initially equal to approximately 594 bps per annum (before losses) and is expected to be available to build OC starting on the June 2003 Distribution Date.

     INTEREST  ACCRUAL  PERIOD:  Classes  A-I-2  through  Class  A-I-7 and Class
          A-I-IO: the calendar month preceding the current Distribution Date on a 30/360 basis.

     Class A-I-1 and Class A-II: from and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



PASS-THROUGH RATES:          Group I Pass-Through Rates:

     o On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (x) One-Month LIBOR plus __% (the "Class A-I-1 Margin"), and (y) the Class A-I-1 Net WAC Cap.

     o For the Class A-I-2 and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.

     o For the Class A-I-4 through Class A-I-7 Certificates, interest will accrue from the December 2002 Distribution Date through the April 2005 Distribution Date at a fixed rate, equal to the lesser of (a) the respective fixed rate coupon and (b) the Group I Adjusted Net WAC Cap, thereafter at a fixed rate, equal to the respective fixed rate coupon.

     o The Pass-Through Rate on the Class A-I-5 and Class A-I-7 Certificates will increase by 0.50% per annum for any Distribution Date on and after the second Distribution Date after the first possible Optional Call Date.

     o    For the Class A-I-IO Certificates, the coupon as described on page 24.

                             Group II Pass-Through Rate:

     o The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date on and after the second Distribution Date following the first Optional Call Date, One-Month LIBOR plus 2 times the Class A-II Margin, (y) 14%, and (z) the Group II Net WAC Cap.

GROUP I ADJUSTED
NET WAC CAP: With respect to any Distribution Date and the Group I Certificates, the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans (the "Group I Net WAC Cap"), adjusted for the interest payable to the Class A-I-IO Certificates from the December 2002 Distribution Date through the April 2005 Distribution Date.

CLASSA-I-1 NET WAC CAP:  The product of (x) the Group I Adjusted Net WAC Cap and
     (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII NET WAC CAP:  With  respect  to any  Distribution  Date and the Group II
     Certificates, the product of (x) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

     For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest, thereon, subject to a maximum of 14% (the "Basis Risk Shortfall Carry-Forward Amount").

CLASSA-I-IO  CERTIFICATE:  The  notional  principal  balance of the Class A-I-IO
     Certificates will be equal to the lesser of (i) the schedule found on page 24 and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the end of the preceding due period.


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



WEIGHTED AVERAGE             Master servicing fee and sub-servicing fee of:
MONTHLY FEES:                0.322% for Group I
                             0.495% for Group II

               The Policy Premium as stated in the underlying documents.

NET  MORTGAGE  RATE:  With respect to any mortgage loan, the mortgage rate minus
     (a) the master servicing fee, (b) the sub-servicing fee and (c) an amount in respect of The Policy Premium.

COMPENSATING INTEREST: The Master Servicer will be required to cover prepayment interest shortfalls in full up to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

GROUP I PRINCIPAL
DISTRIBUTIONS:  Group I available principal will be distributed  concurrently to
     (a) the Class A-I-1 through Class A-I-6 Certificates and (b) the Class A-I-7 Certificates, pro-rata based upon their respective aggregate outstanding certificate balances.

               Group I available principal payable under clause (a) above will be distributed to the Class A-I-1 through Class A-I-6 Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date (refer to the underlying table), and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full. Group I available principal payable to the Class A-I-7 Certificates will be distributed to the Class A-I-7 Certificates until paid in full.

               Class A-I-6 Lockout Distribution Amount: For any distribution date, the product of (x) the Class A-I-6 Lockout Percentage for that distribution date and (y) the Class A-I-6 pro rata Distribution Amount for that distribution date. In no event shall the Class A-I-6 Distribution Amount for a distribution date exceed the Principal Distribution Amount for the Group I Loans for that distribution date.

              CLASS A-I-6 LOCKOUT PERCENTAGE

              DISTRIBUTION DATES                                  LOCKOUT
                                                                PERCENTAGE
              Dec. 2002 through and including Nov.                  0%
              2005
              Dec. 2005 through and including Nov.                  45%
              2007
              Dec. 2007 through and including Nov.                  80%
              2008
              Dec. 2008 through and including Nov.                 100%
              2009
              Dec. 2009 and thereafter                             300%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



GROUPII  PRINCIPAL   DISTRIBUTIONS:   Group  II  available   principal  will  be
     distributed to the Class A-II Certificates until paid in full.

GROUPII STEPDOWN DATE: The later to occur of (x) the  Distribution  Date in June
     2005 and (y) the first Distribution Date on which the related overcollateralization amount immediately prior to that Distribution Date is equal to or greater than [12.00]% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the end of the preceding due period.

PRIORITY OF PAYMENTS: Payments to the certificateholders will be made from the available amount from each loan group generally as follows:

(1)     Distribution of interest to the related Class A Certificates

(2) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates

(3) Distribution of principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, to cover some realized losses

(4)  Reimbursement to the certificate insurer for prior draws made on The Policy

(5) Except on the first six distribution dates, distribution of additional principal to the related Class A Certificates, other than the Class A-I-IO Certificates, and subsequently, to the non-related Class A Certificates, other than the Class A-I-IO Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached

(6)  Payment  to the  related  Class A  Certificates  and  subsequently,  to the
     non-related  Class  A  Certificates  in  respect  of  prepayment   interest
     shortfalls

(7) Payment to the Class A-II Certificates in respect of basis risk shortfalls and

(8)     Distribution of any remaining funds to the non-offered certificates

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



COLLATERAL DESCRIPTION:  Two groups: Group I (fixed) and Group II (adjustable).

o Loan Group I will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $530,233,214 as of the Cut-off Date.

o     Loan  Group  II will  consist  of  first  lien,
      adjustable-rate    mortgage   loans   with   an
      aggregate  principal  balance of  approximately
      $220,875,326 as of the Cut-off Date.

THE NEGOTIATED CONDUIT ASSET PROGRAM: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs. Examples include mortgage loans with greater debt-to-income ratios, mortgage loans with a combination of higher LTV for reduced documentation type, or mortgage loans with a combination of higher LTV for the credit grade.

Residential Funding's standard programs are identified as follows:

o      Jumbo  A  program,   under  which   Residential
       Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf.

o      Expanded   Criteria   program,    under   which
       Residential Funding purchases mortgage loans to
       "A   quality"    borrowers   whose   collateral
       characteristics   differ  from  conforming  and
       jumbo guidelines, which are then securitized under the RALI shelf.

o      Home Solution program,  under which Residential
       Funding purchases first lien mortgage loans with LTV's up to 107 and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf.

o      AlterNet   program,   under  which  Residential
       Funding    purchases    mortgage   loans   with
       characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf.

       In  addition,  the NCA  program  includes  mortgage
       loans,  identified  as "Seasoned  Loans," that were
       included in mortgage pools  previously  securitized
       by  affiliates  of   Residential   Funding.   These
       mortgage  loans  may  not  conform  to  Residential
       Funding's   current   underwriting    criteria   or
       documentation requirements.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




        RAMP SERIES 2002-RS6 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)

                                 SUMMARY REPORT
Principal Balance                    $530,233,214.06
Number of Mortgage Loans                       3,255

                                             AVERAGE     MINIMUM     MAXIMUM
Original Principal Balance                  $164,743    $19,350    $1,000,000

                        WEIGHTED AVERAGE MINIMUM MAXIMUM
Original Term (mos)                              336        120        360
Remaining Term to Maturity (mos)                 332         47        360
Age (mos)                                          5          0        158
Mortgage Rate                                 7.932%     5.500%    12.875%
Loan-to-Value Ratio                           85.48%     10.00%    125.00%
Credit Score                                     675        465        819

LIEN POSITION                        % OF LOAN GROUP            LOAN PURPOSE          % OF LOAN GROUP
1st Lien                                     100.00%            Purchase                       62.37%
                                                                Equity Refinance               26.08%
OCCUPANCY                            % OF LOAN GROUP            Rate/Term Refinance            11.55%
Primary Residence                             90.87%
Second/Vacation                                2.14%            PROPERTY TYPE         % OF LOAN GROUP
Non-Owner Occupied                             6.99%            Single Family                  61.36%
                                                                Detached
                                                                PUD (detached)                 19.43%
DOCUMENTATION                        % OF LOAN GROUP            2 to 4-Family Units            12.86%
Full Documentation                            31.50%            Condo Low-Rise                  3.79%
Reduced Documentation                         68.50%            PUD (attached)                  1.20%
                                                                Other                           1.35%
SERVICING                            % OF LOAN GROUP
Homecomings                                   94.21%
                                                                PERCENT OF POOL
DELINQUENCY                          % OF LOAN GROUP             WITH PREPAYMENT               47.13%
                                                                PENALTY
Current                                       99.88%
30 to 59 Days Delinquent                       0.12%

EXCEPTION CATEGORY                   % OF LOAN GROUP
Expanded Criteria Exceptions                  74.97%
(RALI)
Alternet Exceptions (RASC)                     9.23%
Jumbo A Exceptions (RFMSI)                     8.99%
Home Solution Exceptions (RAMP-RZ)             4.09%
Seasoned Loans                                 2.72%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                            NUMBER OF  CURRENT PRINCIPAL      % OF CURRENT
RANGE OF CREDIT SCORES        LOANS         BALANCE        PRINCIPAL BALANCE
499 or less                       3        $593,882               0.11%
500 to 519                        3         155,203              0.03
520 to 539                       14       1,121,664              0.21
540 to 559                       17       2,736,686              0.52
560 to 579                       37       4,030,074              0.76
580 to 599                      101      13,387,937              2.52
600 to 619                      175      25,947,609              4.89
620 to 639                      526      83,889,812             15.82
640 to 659                      567      89,764,870             16.93
660 to 679                      506      84,070,137             15.86
680 to 699                      421      71,553,754             13.49
700 to 719                      311      51,201,973              9.66
720 to 739                      195      32,964,849              6.22
740 to 759                      168      30,720,395              5.79
760 or greater                  209      37,924,575              7.15
SUBTOTAL WITH CREDIT          3,253    $530,063,422              99.97%
SCORES:
Not Available (1)                 2         169,792               0.03
TOTAL:                        3,255    $530,233,214             100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
0 to 100,000                    987     $70,466,326              13.29%
100,001 to 200,000            1,441     204,207,709             38.51
200,001 to 300,000              464     111,299,706             20.99
300,001 to 400,000              243      82,511,096             15.56
400,001 to 500,000               71      31,355,517              5.91
500,001 to 600,000               26      13,867,529              2.62
600,001 to 700,000               12       7,256,704              1.37
700,001 to 800,000                6       4,499,214              0.85
800,001 to 900,000                1         898,483              0.17
900,001 to 1,000,000              4       3,870,930              0.73
TOTAL:                        3,255    $530,233,214             100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 to 5.999                   12      $1,862,444                 0.35%
6.000 to 6.499                  110      27,311,321                5.15
6.500 to 6.999                  342      77,993,214               14.71
7.000 to 7.499                  383      62,025,039               11.70
7.500 to 7.999                  548      82,746,773               15.61
8.000 to 8.499                  682     104,225,602               19.66
8.500 to 8.999                  771     122,775,077               23.15
9.000 to 9.499                  146      21,231,542                4.00
9.500 to 9.999                  144      19,286,563                3.64
10.000 to 10.499                 47       4,732,639                0.89
10.500 to 10.999                 46       4,572,170                0.86
11.000 to 11.499                 11         802,059                0.15
11.500 to 11.999                 10         534,275                0.10
12.000 to 12.499                  2          82,283                0.02
12.500 to 12.999                  1          52,213                0.01
TOTAL:                        3,255    $530,233,214               100.00%

                   NET MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.000 to 5.499                    6      $1,016,585                 0.19%
5.500 to 5.999                   58      13,796,785                2.60
6.000 to 6.499                  278      66,785,339               12.60
6.500 to 6.999                  411      72,924,267               13.75
7.000 to 7.499                  440      68,605,127               12.94
7.500 to 7.999                  685     102,976,240               19.42
8.000 to 8.499                  887     138,948,019               26.21
8.500 to 8.999                  222      34,974,057                6.60
9.000 to 9.499                  143      18,133,418                3.42
9.500 to 9.999                   64       6,896,986                1.30
10.000 to 10.499                 40       3,791,680                0.72
10.500 to 10.999                 10         790,734                0.15
11.000 to 11.499                  8         459,483                0.09
11.500 to 11.999                  1          30,075                0.01
12.000 to 12.499                  1          52,208                0.01
12.500 to 12.999                  1          52,213                0.01
TOTAL:                        3,255    $530,233,214               100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 to 50.00                    54       $7,960,905                1.50%
50.01 to 55.00                   37        6,074,337               1.15
55.01 to 60.00                   30        6,280,216               1.18
60.01 to 65.00                   58       11,943,646               2.25
65.01 to 70.00                  107       20,601,856               3.89
70.01 to 75.00                  169       34,456,108               6.50
75.01 to 80.00                  782      138,283,832              26.08
80.01 to 85.00                  128       18,293,284               3.45
85.01 to 90.00                  500       81,635,558              15.40
90.01 to 95.00                  982      155,917,348              29.41
95.01 to 100.00                 353       41,876,331               7.90
100.01 to 110.00                 51        6,265,117               1.18
110.01 to 125.00                  4          644,676               0.12
TOTAL:                        3,255     $530,233,214              100.00%

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
Florida                         553      $72,630,769               13.70%
California                      239       61,620,361              11.62
Illinois                        243       43,211,862               8.15
New York                        165       38,825,994               7.32
New Jersey                      125       27,695,633               5.22
Texas                           201       26,353,356               4.97
Arizona                         159       26,076,430               4.92
Virginia                        112       21,190,320               4.00
Georgia                         142       19,125,527               3.61
Nevada                           95       16,324,467               3.08
Other (1)                     1,221      177,178,496              33.42
TOTAL:                        3,255     $530,233,214              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      2,075     $330,709,989               62.37%
Equity Refinance                837      138,280,232              26.08
Rate/Term Refinance             343       61,242,994              11.55
TOTAL:                        3,255     $530,233,214              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     OCCUPANCY TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             2,816      $481,810,471              90.87%
Non Owner-occupied              350        37,059,297               6.99
Second/Vacation                  89        11,363,446               2.14
TOTAL:                        3,255      $530,233,214             100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
Single-family detached              2,095       $325,359,490             61.36%
Planned Unit Developments             541        103,037,115            19.43
(detached)
Two- to four-family units             350         68,168,658            12.86
Condo Low-Rise (less than 5           167         20,120,719             3.79
stories)
Planned Unit Developments              43          6,373,371             1.20
(attached)
Manufactured Home                      36          3,262,634             0.62
Condo High-Rise (9 stories or           7          1,557,360             0.29
more)
Townhouse                              10          1,184,806             0.22
Co-op                                   2            543,612             0.10
Condo Mid-Rise (5 to 8 stories)         3            523,055             0.10
Condotel                                1            102,394             0.02
TOTAL:                              3,255       $530,233,214            100.00%

            MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation         2,275     $363,206,216               68.50%
Full Documentation              980      167,026,998               31.50
TOTAL:                        3,255     $530,233,214              100.00%

                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                          1,547     $280,347,668               52.87%
12 Months                       587      110,110,304               20.77
24 Months                        28        3,752,555                0.71
36 Months                       542       68,904,375               13.00
60 Months                       544       66,289,991               12.50
Other (1)                         7          828,321                0.16
TOTAL:                        3,255     $530,233,214              100.00%
(1) Not 0, 12, 24,36 of 60 months and not more than 60 months.
________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                      RAMP SERIES 2002-RS6 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT
Principal Balance                     $220,875,326.47
Number of Mortgage Loans                        1,485

                                               AVERAGE    MINIMUM    MAXIMUM
Original Principal Balance                   $150,038    $20,250    $999,600

                                         WEIGHTED AVERAGE MINIMUM    MAXIMUM
Original Term (mos)                               360        180         360
Remaining Term to Maturity (mos)                  352         51         360
Age (mos)                                           8          0         224
Mortgage Rate                                  8.328%     4.125%     13.100%
Loan-to-Value Ratio                            89.70%     28.00%     110.00%
Credit Score                                      630          3         794

Margin                                         6.912%     0.500%     11.910%
Initial Periodic Cap                           3.022%     1.000%      7.000%
Periodic Cap                                   1.216%     1.000%      3.000%
Maximum Mortgage Rate                         14.381%     7.250%     20.100%
Minimum Mortgage Rate                          7.553%     0.500%     13.100%
Next Rate Adj. (mos)                               26          0          83

LIEN POSITION                         % OF LOAN GROUP            LOAN PURPOSE           % OF LOAN GROUP
1st Lien                                      100.00%            Purchase                        54.09%
                                                                 Equity Refinance                35.31%
OCCUPANCY                             % OF LOAN GROUP            Rate/Term Refinance             10.59%
Primary Residence                              93.18%
Non-Owner Occupied                              5.17%            PROPERTY TYPE          % OF LOAN GROUP
Second/Vacation                                 1.66%            Single Family Detached          77.44%
                                                                 PUD (detached)                  14.07%
DOCUMENTATION                         % OF LOAN GROUP            Condo Low-Rise                   3.43%
Full Documentation                             66.87%            2 to 4-Family Units              2.89%
Reduced Documentation                          33.13%            PUD (attached)                   1.39%
                                                                 Other                            0.78%
SERVICING                             % OF LOAN GROUP
Homecomings                                    89.38%
                                                                 PERCENT OF POOL
DELINQUENCY                           % OF LOAN GROUP             WITH PREPAYMENT                75.52%
                                                                 PENALTY
Current                                        99.33%
30 to 59 Days Delinquent                        0.67%

EXCEPTION CATEGORY                    % OF LOAN GROUP
Alternet Exceptions (RASC)                     75.47%
Expanded Criteria Exceptions                   10.27%
(RALI)
Jumbo A Exceptions (RFMSI)                      8.67%
Seasoned Loans                                  5.60%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




                  CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
RANGE OF CREDIT SCORES              LOANS         BALANCE             BALANCE
499 or less                            9           $975,810              0.44%
500 to 519                            34          4,008,207             1.81
520 to 539                            39          5,064,744             2.29
540 to 559                            60          8,024,862             3.63
560 to 579                           102         12,657,797             5.73
580 to 599                           229         33,441,289            15.14
600 to 619                           349         45,314,263            20.52
620 to 639                           203         29,234,850            13.24
640 to 659                           145         22,787,189            10.32
660 to 679                           122         20,544,335             9.30
680 to 699                            59          9,199,765             4.17
700 to 719                            44          9,385,839             4.25
720 to 739                            24          5,365,334             2.43
740 to 759                            29          6,599,169             2.99
760 or greater                        32          7,734,727             3.50
SUBTOTAL WITH SCORES                1480       $220,338,181             99.76%
Not Available (1)                      5            537,146             0.24
TOTAL:                             1,485       $220,875,326            100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

          ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL MORTGAGE                 NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                          LOANS         BALANCE             BALANCE
0 to 100,000                          539        $39,431,676            17.85%
100,001 to 200,000                    666         92,241,700           41.76
200,001 to 300,000                    167         39,213,235           17.75
300,001 to 400,000                     48         16,137,616            7.31
400,001 to 500,000                     38         17,080,957            7.73
500,001 to 600,000                     17          9,297,961            4.21
600,001 to 700,000                      5          3,276,263            1.48
700,001 to 800,000                      1            758,297            0.34
800,001 to 900,000                      3          2,554,582            1.16
900,000 or greater                      1            883,039            0.40
TOTAL:                              1,485       $220,875,326           100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                      NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
NET MORTGAGE                      NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS         BALANCE             BALANCE
3.500 to 3.999                         2           $335,014              0.15%
4.000 to 4.499                        11          1,604,801             0.73
4.500 to 4.999                        33          9,069,055             4.11
5.000 to 5.499                        31          8,638,855             3.91
5.500 to 5.999                        42         11,151,033             5.05
6.000 to 6.499                        61         13,630,002             6.17
6.500 to 6.999                        65         11,488,909             5.20
7.000 to 7.499                       115         18,862,041             8.54
7.500 to 7.999                       162         25,579,872            11.58
8.000 to 8.499                       326         44,172,563            20.00
8.500 to 8.999                       255         31,645,035            14.33
9.000 to 9.499                       223         28,017,430            12.68
9.500 to 9.999                        86          8,729,981             3.95
10.000 to 10.499                      59          6,745,828             3.05
10.500 to 10.999                       7            647,085             0.29
11.000 to 11.499                       5            432,818             0.20
11.500 to 11.999                       1             67,448             0.03
12.500 to 12.999                       1             57,557             0.03
TOTAL:                             1,485       $220,875,326            100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                        MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
MORTGAGE                          NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS          BALANCE            BALANCE
4.000 to 4.499                          3          $562,997              0.25%
4.500 to 4.999                         12         1,924,246             0.87
5.000 to 5.499                         36         9,680,072             4.38
5.500 to 5.999                         39        11,938,274             5.40
6.000 to 6.499                         38         9,146,109             4.14
6.500 to 6.999                         62        12,956,864             5.87
7.000 to 7.499                         50         7,577,914             3.43
7.500 to 7.999                        115        20,864,878             9.45
8.000 to 8.499                        131        19,428,487             8.80
8.500 to 8.999                        338        47,960,728            21.71
9.000 to 9.499                        244        29,813,391            13.50
9.500 to 9.999                        247        31,142,276            14.10
10.000 to 10.499                       88         9,076,178             4.11
10.500 to 10.999                       66         7,422,536             3.36
11.000 to 11.499                        8           742,633             0.34
11.500 to 11.999                        5           464,419             0.21
12.000 to 12.499                        1            48,321             0.02
12.500 to 12.999                        1            67,448             0.03
13.000 to 13.499                        1            57,557             0.03
TOTAL:                              1,485      $220,875,326            100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL LOAN-TO-VALUE            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE
0.01 to 50.00                           7         $1,358,482             0.62%
50.01 to 55.00                          4          1,078,001            0.49
55.01 to 60.00                          9          2,711,380            1.23
60.01 to 65.00                         14          3,257,001            1.47
65.01 to 70.00                         32          8,362,588            3.79
70.01 to 75.00                         52          8,056,528            3.65
75.01 to 80.00                        178         34,954,077           15.83
80.01 to 85.00                         80         12,134,315            5.49
85.01 to 90.00                        213         33,071,923           14.97
90.01 to 95.00                        292         40,308,678           18.25
95.01 to 100.00                       592         74,304,564           33.64
100.01 to 110.00                       12          1,277,790            0.58
TOTAL:                              1,485       $220,875,326           100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
STATE                               LOANS         BALANCE             BALANCE
California                            117        $32,344,028            14.64%
Florida                               157         22,150,564           10.03
Georgia                                88         13,384,420            6.06
North Carolina                         83         11,855,259            5.37
Michigan                               76          9,709,199            4.40
Tennessee                              76          9,166,864            4.15
Illinois                               58          8,287,292            3.75
Ohio                                   77          8,190,559            3.71
Arizona                                55          7,954,164            3.60
Texas                                  60          7,446,712            3.37
Virginia                               48          7,321,362            3.31
Other (1)                             590         83,064,903           37.61
TOTAL:                              1,485       $220,875,326           100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                    MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                    % OF CURRENT
LOAN                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                             LOANS         BALANCE             BALANCE
Purchase                              847       $119,475,304            54.09%
Equity Refinance                      517         77,999,501           35.31
Rate/Term Refinance                   121         23,400,521           10.59
TOTAL:                              1,485       $220,875,326           100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                       OCCUPANCY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
OCCUPANCY                           LOANS         BALANCE             BALANCE
Primary Residence                   1,378       $205,804,334            93.18%
Non Owner-occupied                     92         11,410,124            5.17
Second/Vacation                        15          3,660,869            1.66
TOTAL:                              1,485       $220,875,326           100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS         BALANCE             BALANCE
Single-family detached              1,217       $171,050,463            77.44%
Planned Unit Developments             137         31,071,393           14.07
(detached)
Condo Low-Rise (less than 5            49          7,582,606            3.43
stories)
Two- to four-family units              44          6,392,127            2.89
Townhouse                               5            812,379            0.37
Planned Unit Developments              26          3,070,290            1.39
(attached)
Manufactured Home                       7            896,069            0.41
TOTAL:                              1,485       $220,875,326           100.00%

              MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
DOCUMENTATION TYPE                  LOANS         BALANCE             BALANCE
Full Documentation                  1,063       $147,706,086            66.87%
Reduced Documentation                 422         73,169,240           33.13
TOTAL:                              1,485       $220,875,326           100.00%

                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                    % OF CURRENT
PREPAYMENT PENALTY                NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
None                                  296         $55,921,289           25.32%
12 Months                              45          10,211,573           4.62
24 Months                             556          80,255,413          36.34
36 Months                             526          64,672,566          29.28
60 Months                              47           7,229,207           3.27
Other (1)                              15           2,585,279           1.17
TOTAL:                              1,485        $220,875,326          100.00%
(1) Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                     INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
INDEX TYPE                          LOANS         BALANCE             BALANCE
6 Month LIBOR                       1,340       $184,871,528            83.70%
1 Year LIBOR                           30          9,452,509            4.28
6 Month Treasury                        1            151,534            0.07
1 Year Treasury                       105         24,689,001           11.18
Prime Rate                              7          1,323,468            0.60
11th District Cost of Funds             2            387,287            0.18
TOTAL:                              1,485       $220,875,326           100.00%

                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
MAXIMUM MORTGAGE RATES (%)        NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
0.01 to 10.000                          2           $606,565             0.27%
10.000 to 10.999                       31          8,409,378            3.81
11.000 to 11.999                       81         20,238,058            9.16
12.000 to 12.999                       94         18,020,339            8.16
13.000 to 13.999                      114         21,231,607            9.61
14.000 to 14.999                      441         63,207,084           28.62
15.000 to 15.999                      486         62,782,940           28.42
16.000 to 16.999                      190         21,785,949            9.86
17.000 to 17.999                       39          4,036,558            1.83
18.000 to 18.999                        5            431,844            0.20
19.000 to 19.999                        1             67,448            0.03
20.000 to 20.999                        1             57,557            0.03
TOTAL:                              1,485       $220,875,326           100.00%



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________




              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST RATE ADJUSTMENT                                       % OF CURRENT
DATE                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
November 2002                          3            $441,281             0.20%
December 2002                         18           2,811,179            1.27
January 2003                          14           2,007,736            0.91
February 2003                          8           1,296,422            0.59
March 2003                            17           3,615,422            1.64
April 2003                             9           1,246,390            0.56
May 2003                               6             722,878            0.33
June 2003                              8           1,102,061            0.50
July 2003                              9           2,641,697            1.20
August 2003                           10           1,739,547            0.79
September 2003                         6           1,201,618            0.54
October 2003                           4             636,358            0.29
November 2003                          3             403,855            0.18
January 2004                           1              74,519            0.03
February 2004                          2             247,762            0.11
March 2004                             2             213,815            0.10
April 2004                             8             676,515            0.31
May 2004                              13           1,607,226            0.73
June 2004                             32           4,252,266            1.93
July 2004                             82          10,122,669            4.58
August 2004                          277          41,722,872           18.89
September 2004                       413          57,337,620           25.96
October 2004                         104          14,767,403            6.69
November 2004                          2             382,768            0.17
February 2005                          3             810,637            0.37
March 2005                             4             414,447            0.19
April 2005                             4             773,525            0.35
May 2005                               8           1,227,861            0.56
June 2005                             11           1,735,565            0.79
July 2005                             20           4,978,904            2.25
August 2005                           69          10,151,244            4.60
September 2005                       161          22,209,767           10.06
October 2005                          81          10,424,144            4.72
February 2006                          1             126,834            0.06
April 2006                             1              80,583            0.04
January 2007                           1             100,135            0.05
April 2007                             1             103,629            0.05
July 2007                              7           3,895,382            1.76
August 2007                            4           1,582,914            0.72
September 2007                        19           3,971,498            1.80
October 2007                          10           1,819,780            0.82
April 2008                             1             103,331            0.05
July 2009                              1             360,946            0.16
August 2009                            2             863,280            0.39
September 2009                        18           2,961,227            1.34
October 2009                           7             907,812            0.41
TOTAL:                             1,485         220,875,326           100.00%



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________


                       NOTE MARGIN (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
NOTE MARGIN (%)                   NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
0.001 to 1.999                         8          $1,443,395             0.65%
2.000 to 2.499                        36          10,333,683            4.68
2.500 to 2.999                       124          28,523,797           12.91
3.000 to 3.499                         9           1,606,784            0.73
3.500 to 3.999                        10           2,107,720            0.95
4.000 to 4.499                        11           2,310,514            1.05
4.500 to 4.999                        14           1,830,283            0.83
5.000 to 5.499                        67          10,768,467            4.88
5.500 to 5.999                        31           6,465,186            2.93
6.000 to 6.499                        45           8,254,610            3.74
6.500 to 6.999                        49           7,710,961            3.49
7.000 to 7.499                        94          13,531,304            6.13
7.500 to 7.999                       171          22,468,785           10.17
8.000 to 8.499                       201          28,569,870           12.93
8.500 to 8.999                       233          29,304,387           13.27
9.000 to 9.499                       190          23,988,167           10.86
9.500 to 9.999                       125          14,560,350            6.59
10.000 to 10.499                      47           5,137,864            2.33
10.500 to 10.999                      12           1,172,215            0.53
11.000 to 11.499                       7             685,615            0.31
11.500 to 11.999                       1             101,370            0.05
TOTAL:                             1,485        $220,875,326           100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________



                         CLASS A-I-IO NOTIONAL BALANCE *
                                     =========================================
                                          PERIOD             NOTIONAL BALANCE
                                             1                    477,200,000
                                             2                    441,700,000
                                             3                    408,900,000
                                             4                    378,500,000
                                             5                    350,400,000
                                             6                    324,400,000
                                             7                    315,500,000
                                             8                    308,800,000
                                             9                    285,800,000
                                            10                    264,600,000
                                            11                    244,900,000
                                            12                    226,700,000
                                            13                    209,800,000
                                            14                    194,200,000
                                            15                    179,800,000
                                            16                    166,400,000
                                            17                    154,000,000
                                            18                    142,500,000
                                            19                    131,900,000
                                            20                    122,100,000
                                            21                    113,000,000
                                            22                    104,600,000
                                            23                     96,800,000
                                            24                     89,600,000
                                            25                     82,900,000
                                            26                     76,800,000
                                            27                     71,000,000
                                            28                     65,700,000
                                            29                     60,800,000
                                     30 and thereafter                      0
                        *Assumes a fixed coupon of [2.0]%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________





                          GROUP II NET WAC CAP ANALYSIS
PAYMENT DATE   NET WAC CAP (%)    NET WAC CAP STRESS     PAYMENT DATE    NET WAC CAP (%)    NET WAC CAP STRESS
               (1) (2)            (%) (1) (3)                            (1) (2)            (%) (1) (3)

 12/25/2002                7.949             7.949         12/25/2006                9.007          14.000  (4)
 01/25/2003                7.439             7.439         01/25/2007                8.717          14.000  (4)
 02/25/2003                7.442             7.442         02/25/2007                8.718          14.000  (4)
 03/25/2003                8.213             8.283         03/25/2007                9.653          14.000  (4)
 04/25/2003                7.421             7.483         04/25/2007                8.720          14.000  (4)
 05/25/2003                7.583             7.925         05/25/2007                9.012          14.000  (4)
 06/25/2003                7.341             7.670         06/25/2007                8.722          14.000  (4)
 07/25/2003                7.625             7.968         07/25/2007                9.013          14.000  (4)
 08/25/2003                7.414             7.783         08/25/2007                8.724          14.000  (4)
 09/25/2003                7.454             7.846         09/25/2007                8.724          14.000  (4)
 10/25/2003                7.784             8.195         10/25/2007                9.016          14.000  (4)
 11/25/2003                7.611             8.043         11/25/2007                8.726          14.000  (4)
 12/25/2003                7.956             8.410         12/25/2007                8.997          14.000  (4)
 01/25/2004                7.793             8.242         01/25/2008                8.640          14.000  (4)
 02/25/2004                7.892             8.350         02/25/2008                8.641          14.000  (4)
 03/25/2004                8.548             9.100         03/25/2008                9.238          14.000  (4)
 04/25/2004                8.020             8.533         04/25/2008                8.643          14.000  (4)
 05/25/2004                8.310             8.899         05/25/2008                8.932          14.000  (4)
 06/25/2004                8.061             8.633         06/25/2008                8.645          14.000  (4)
 07/25/2004                8.351             8.942         07/25/2008                8.934          14.000  (4)
 08/25/2004                8.103             8.708         08/25/2008                8.647          14.000  (4)
 09/25/2004                8.125             8.751         09/25/2008                8.648          14.000  (4)
 10/25/2004                8.729            10.882         10/25/2008                8.855          14.000  (4)
 11/25/2004                8.456            10.616         11/25/2008                8.570          14.000  (4)
 12/25/2004                8.763            11.001         12/25/2008                8.857          14.000  (4)
 01/25/2005                8.506            10.677         01/25/2009                8.573          14.000  (4)
 02/25/2005                8.532            10.709         02/25/2009                8.574          14.000  (4)
 03/25/2005                9.476            11.916         03/25/2009                9.494          14.000  (4)
 04/25/2005                8.587            11.451         04/25/2009                8.576          14.000  (4)
 05/25/2005                8.902            11.910         05/25/2009                8.863          14.000  (4)
 06/25/2005                8.645            11.564         06/25/2009                8.579          14.000  (4)
 07/25/2005                8.949            11.977         07/25/2009                8.866          14.000  (4)
 08/25/2005                8.565            11.773         08/25/2009                8.581          14.000  (4)
 09/25/2005                8.566            11.779         09/25/2009                8.582          14.000  (4)
 10/25/2005                8.995            13.485         10/25/2009                8.870          14.000  (4)
 11/25/2005                8.706            13.105         11/25/2009                8.585          14.000  (4)
 12/25/2005                8.997            13.542         12/25/2009                8.872          14.000  (4)
 01/25/2006                8.707            13.106         01/25/2010                8.587          14.000  (4)
 02/25/2006                8.708            13.107         02/25/2010                8.588          14.000  (4)
 03/25/2006                9.642            14.000  (4)    03/25/2010                9.510          14.000  (4)
 04/25/2006                8.710            13.982         04/25/2010                8.591          14.000  (4)
 05/25/2006                9.001            14.000  (4)    05/25/2010                8.878          14.000  (4)
 06/25/2006                8.711            13.984         06/25/2010                8.593          14.000  (4)
 07/25/2006                9.003            14.000  (4)    07/25/2010                8.881          14.000  (4)
 08/25/2006                8.713            14.000  (4)    08/25/2010                8.596          14.000  (4)
 09/25/2006                8.714            14.000  (4)    09/25/2010                8.597          14.000  (4)
 10/25/2006                9.005            14.000  (4)    10/25/2010                8.885          14.000  (4)
 11/25/2006                8.716            14.000  (4)

(1) Net WAC Cap = (Group II Net Mortgage Interest Rate) / (Total Group II Certificate Balance) x (360/Actual # Days)

(2) Assumes no losses, 10% cleanup call, 23% HEP and 25% HEP, and 6 month LIBOR and 1Year CMT remain constant at 1.40% and 1.43%, respectively.

(3) Assumes no losses, 10% cleanup call, 23% HEP and 25% HEP, and 6 month LIBOR and 1Year CMT both remain constant at 20%.
(4) Capped at 14%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________






                                 GROUP I SENSITIVITY ANALYSIS
                                         TO 10% CALL
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
                            0.00%      12.50%      18.75%     25.00%     31.25%      37.50%

CLASS A-I-1
DM @ 100.00 (ACT/360)        17.0       17.0        17.0       17.0       17.0        17.0
Avg. Life (yrs)             10.24       1.57        1.13       0.90       0.76        0.66
Mod. Duration (yrs)          9.36       1.56        1.13       0.90       0.76        0.66
Window                     1 - 203     1 - 37      1 - 26     1 - 20     1 - 16      1 - 14

CLASS A-I-2
Yield @ 100.00 (30/360)     3.102       3.059      3.034       3.009      2.985       2.961
Avg. Life (yrs)             19.00       3.83        2.61       2.00       1.62        1.37
Mod. Duration (yrs)         14.16       3.56        2.47       1.91       1.56        1.32
Window                    203 - 250    37 - 55    26 - 37     20 - 28    16 - 23     14 - 19

CLASS A-I-3
Yield @ 100.00 (30/360)     3.686       3.657      3.636       3.615      3.593       3.572
Avg. Life (yrs)             23.10       6.13        4.04       3.00       2.39        1.99
Mod. Duration (yrs)         15.32       5.39        3.69       2.79       2.25        1.88
Window                    250 - 301   55 - 100    37 - 62     28 - 45    23 - 35     19 - 29

CLASS A-I-4
Yield @ 100.00 (30/360)     4.423       4.408      4.393       4.375      4.357       4.338
Avg. Life (yrs)             26.72       11.39       7.26       5.00       3.84        3.09
Mod. Duration (yrs)         15.42       8.74        6.06       4.39       3.46        2.83
Window                    301 - 338   100 - 178   62 - 125    45 - 81    35 - 60     29 - 48

CLASS A-I-5
Yield @ 100.00(30/360)      5.497       5.487      5.478       5.467      5.452       5.437
Avg. Life (yrs)             28.40       15.50      11.25       8.35       6.28        4.96
Mod. Duration (yrs)         14.12       10.22       8.21       6.54       5.19        4.24
Window                    338 - 341   178 - 187  125 - 136   81 - 103    60 - 82     48 - 67



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________







                                 GROUP I SENSITIVITY ANALYSIS
                                         TO 10% CALL
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
                            0.00%      12.50%      18.75%     25.00%     31.25%      37.50%

CLASS A-I-6
Yield @ 100.00(30/360)      4.761       4.744      4.739       4.734      4.729       4.721
Avg. Life (yrs)             14.43       7.98        7.08       6.43       5.75        5.02
Mod. Duration (yrs)          9.94       6.41        5.82       5.38        4.9        4.36
Window                     35 - 341   37 - 187    37 - 136   37 - 103    37 - 82     37 - 67

CLASS A-I-7
Yield @ 100.00(30/360)      4.386       4.354      4.335       4.315      4.294       4.272
Avg. Life (yrs)             18.82       6.54        4.60       3.49       2.79        2.31
Mod. Duration (yrs)         11.97       5.22        3.89       3.06       2.51        2.11
Window                     1 - 341     1 - 187    1 - 136     1 - 103    1 - 82      1 - 67

CLASS A-I-IO
Yield @ 1.9092(30/360)      4.500       4.500      4.500       4.500      4.500       4.500
Mod. Duration (yrs)          0.82       0.82        0.82       0.82       0.82        0.82


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________






                                 GROUP I SENSITIVITY ANALYSIS
                                         TO MATURITY
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                            0.00%      12.50%     18.75%      25.00%     31.25%      37.50%

CLASS A-I-1
DM @ 100.00 (ACT/360)        17.0       17.0       17.0        17.0       17.0        17.0
Avg. Life (yrs)             10.24       1.57       1.13        0.90       0.76        0.66
Mod. Duration (yrs)          9.36       1.56       1.13        0.90       0.76        0.66
Window                     1 - 203     1 - 37     1 - 26      1 - 20     1 - 16      1 - 14

CLASS A-I-2
Yield @ 100.00 (30/360)     3.102       3.059      3.034      3.009       2.985       2.961
Avg. Life (yrs)             19.00       3.83       2.61        2.00       1.62        1.37
Mod. Duration (yrs)         14.16       3.56       2.47        1.91       1.56        1.32
Window                    203 - 250    37 - 55    26 - 37    20 - 28     16 - 23     14 - 19

CLASS A-I-3
Yield @ 100.00 (30/360)     3.686       3.657      3.636      3.615       3.593       3.572
Avg. Life (yrs)             23.10       6.13       4.04        3.00       2.39        1.99
Mod. Duration (yrs)         15.32       5.39       3.69        2.79       2.25        1.88
Window                    250 - 301   55 - 100    37 - 62    28 - 45     23 - 35     19 - 29

CLASS A-I-4
Yield @ 100.00 (30/360)     4.423       4.408      4.393      4.375       4.357       4.338
Avg. Life (yrs)             26.72       11.39      7.26        5.00       3.84        3.09
Mod. Duration (yrs)         15.42       8.74       6.06        4.39       3.46        2.83
Window                    301 - 338   100 - 178  62 - 125    45 - 81     35 - 60     29 - 48

CLASS A-I-5
Yield @ 100.00 (30/360)     5.501       5.547      5.555      5.556       5.540       5.502
Avg. Life (yrs)             29.02       19.23      14.26      10.69       7.87        5.81
Mod. Duration (yrs)         14.25       11.54      9.58        7.81       6.14        4.79
Window                    338 - 358   178 - 333  125 - 278   81 - 221   60 - 178    48 - 147



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                     RAMP SERIES 2002-RS6 TRUST
________________________________________________________________________________







                                 GROUP I SENSITIVITY ANALYSIS
                                         TO MATURITY
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                            0.00%      12.50%     18.75%      25.00%     31.25%      37.50%

CLASS A-I-6
Yield @ 100.00 (30/360)     4.761       4.744      4.739      4.735       4.732       4.730
Avg. Life (yrs)             14.43       8.00       7.12        6.56       6.16        5.86
Mod. Duration (yrs)          9.94       6.42       5.85        5.46       5.18        4.97
Window                     37 - 356   37 - 330   37 - 275    37 - 218   37 - 177    37 - 145

CLASS A-I-7
Yield @ 100.00 (30/360)     4.386       4.373      4.360      4.345       4.327       4.308
Avg. Life (yrs)             18.89       6.95       4.94        3.77       3.01        2.49
Mod. Duration (yrs)         11.99       5.40       4.08        3.23       2.66        2.24
Window                     1 - 358     1 - 333    1 - 278    1 - 221     1 - 178     1 - 147

CLASS A-I-IO
Yield @ 1.9092 (30/360)     4.500       4.500      4.500      4.500       4.500       4.500
Mod. Duration (yrs)          0.82       0.82       0.82        0.82       0.82        0.82


                                GROUP II SENSITIVITY ANALYSIS
                                         TO 10% CALL

FIXED / ADJUSTABLE HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

CLASS A-II
DM @ 100.00 (ACT/360)       42.0       42.0        42.0        42.0       42.0        42.0
Avg. Life (yrs)             18.62      5.75        3.97        3.00       2.40        1.98
Mod. Duration (yrs)         15.38      5.31        3.76        2.89       2.33        1.93
Window                     1 - 344    1 - 184    1 - 127      1 - 95     1 - 75      1 - 61


                                GROUP II SENSITIVITY ANALYSIS
                                         TO MATURITY
FIXED / ADJUSTABLE HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

CLASS A-II
DM @ 100.00 (ACT/360)       42.1       44.1        44.6        44.7       44.7        44.7
Avg. Life (yrs)             18.67      6.14        4.29        3.25       2.59        2.13
Mod. Duration (yrs)         15.41      5.60        4.02        3.10       2.50        2.08
Window                     1 - 358    1 - 330    1 - 268     1 - 208     1 - 165    1 - 134



________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER